Royce Total Return Fund
                Supplement to Prospectus dated April 30, 1998



      Effective for the fiscal year beginning January 1, 1999, Royce Total Return Fund will pay dividends from net investment income (if any) on a quarterly basis and will continue to distribute its net realized capital gains annually in December. Dividends and distributions will be automatically reinvested in additional shares of the Fund unless the shareholder chooses otherwise.


January 4, 1999